THE KP FUNDS

                        SUPPLEMENT DATED MARCH 17, 2015
                           TO THE CURRENTLY EFFECTIVE
                               PROSPECTUS FOR THE
                            KP SMALL CAP EQUITY FUND
                                  (THE "FUND")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On February 9, 2015, the Board of Trustees of The KP Funds approved (i) a new investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Fund, and Aristotle Capital Boston, LLC ("Aristotle Boston") and (ii) a new investment sub-advisory agreement between Callan and PENN Capital Management Company, Inc. ("PENN Capital"), each with respect to the Fund. Aristotle and PENN Capital will serve as sub-advisers to the Fund effective on or about March 31, 2015 (the "Effective Date").

Therefore, effective on the Effective Date, the Prospectus is amended as follows:

1.   THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH ON PAGE 12:

ACTIVE SMALL CAP CORE: Aristotle Capital Boston, LLC ("Aristotle Boston") manages the portion of the Fund's assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of January 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $16 million to $10.584 billion. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy's assets in the common stock of companies with market capitalization between $200 million and $2 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston's portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $2 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston's proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston's investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company's historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

ACTIVE MICRO CAP CORE: PENN Capital Management Company, Inc. ("PENN Capital") manages the portion of the Fund's assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of January 31, 2015, the market capitalization of companies included in the Russell Microcap Index ranged from $1 million to $3.47 billion. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, PENN Capital will seek to invest the Sub-strategy's assets principally in the common stock of micro capitalization companies, which PENN Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

PENN Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

PENN Capital may sell securities for a variety of reasons, such as when a security's price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer's management, among other reasons.

2. THE FOLLOWING IS ADDED IMMEDIATELY UNDER THE HEADING "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" ON PAGE 14:

ARISTOTLE CAPITAL BOSTON, LLC

David Adams, CFA, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Capital Boston, LLC ("Aristotle Boston") since 2015.

John (Jack) McPherson, CFA, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015.

3. THE FOLLOWING IS ADDED IMMEDIATELY BEFORE THE SUB-HEADING "SSGA FUNDS MANAGEMENT, INC." ON PAGE 15:

PENN CAPITAL MANAGEMENT COMPANY, INC.

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund's assets allocated to PENN Capital Management Company, Inc. ("PENN Capital") since 2015.

J. Paulo Silva, CFA, Managing Partner, Senior Portfolio Manager has managed the portion of the Fund's assets allocated to PENN Capital since 2015.

4. THE FIRST SENTENCE OF THE THIRD PARAGRAPH ON PAGE 40 IS DELETED AND IS REPLACED WITH THE FOLLOWING:

As of the date of this prospectus, the Small Cap Fund employs the following seven sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSgA Funds Management, Inc. ("SSgA FM"), Columbus Circle Investors ("CCI"), Walthausen & Co., LLC ("Walthausen"), CastleArk Management, LLC ("CastleArk"), DePrince Race & Zollo, Inc. ("DRZ"), Aristotle Capital Boston, LLC ("Aristotle Boston") and PENN Capital Management Company, Inc. ("PENN Capital").

5.   THE FOLLOWING IS ADDED AFTER THE LAST PARAGRAPH ON PAGE 44:

ACTIVE SMALL CAP CORE: Aristotle Boston manages the portion of the Fund's assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of January 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from 16 million to $10.584 billion. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy's assets in the common stock of companies with market capitalization between $200 million and $2 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston's portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $2 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens incorporating factors based on: valuation (price-to-earnings, price-to-cash flow, price-to-book, price-to-sales, dividend yield); returns (return-on-equity and return-on-assets); growth (earning-per-share, cash flow-per-share and revenue) and other fundamental factors (debt-to-capitalization, capital expenditures) as efficient siphoning tools to narrow down the universefor in-depth analysis utilizing Aristotle Boston's proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston's investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. At the heart of Aristotle Boston's valuation methodology is a company's value relative to an assumed level of normalized earnings power. As part of this process, the investment team looks at a company's historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

ACTIVE MICRO CAP CORE: PENN Capital Management Company, Inc. ("PENN Capital") manages the portion of the Fund's assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of January 31, 2015, the market capitalization of companies included in the Russell Microcap Index ranged from $1 million to $3.47 billion. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, PENN Capital will seek to invest the Sub-strategy's assets principally in the common stock of micro capitalization companies, which PENN Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

PENN Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

PENN Capital may sell securities for a variety of reasons, such as when a security's price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer's management, among other reasons.

6. THE FOLLOWING IS ADDED IMMEDIATELY UNDER THE HEADING "KP SMALL CAP EQUITY FUND" ON PAGE 69:

ARISTOTLE CAPITAL BOSTON, LLC ("Aristotle Boston"), 125 Summer Street, Suite 1220, Boston, MA 02110, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of January 31, 2015, Aristotle Boston had approximately $1.3 billion in assets under management.

Portfolio Managers

David Adams, CFA, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015. Mr. Adams has been with Aristotle Boston since 2014 and has approximately 24 years of industry experience. Prior to joining Aristotle Boston, Mr. Adams was a Managing Director and Portfolio Manager with Eagle Boston Investment Management, LLC ("Eagle Boston") from 2006 to 2014.

John (Jack) McPherson, CFA, Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Aristotle Boston since 2015. Mr. McPherson has been with Aristotle Boston since 2014 and has approximately 24 years of industry experience. Prior to joining Aristotle Boston, Mr. Adams was a Managing Director and Portfolio Manager with Eagle Boston from 2006 to 2014.

7. THE FOLLOWING IS ADDED IMMEDIATELY BEFORE THE SUB-HEADING "SSGA FUNDS MANAGEMENT, INC." ON PAGE 70:

PENN CAPITAL MANAGEMENT COMPANY, INC. ("PENN Capital"), Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of January 31, 2015, PENN Capital had approximately $7.3 billion in assets under management.

Portfolio  Managers

Richard A. Hocker, Founder, Chief Investment Officer and Chief Executive Officer, has managed the portion of the Fund's assets allocated to PENN Capital since 2015. Mr. Hocker founded PENN Capital in 1987 and has over 40 years of industry experience

J. Paulo Silva, CFA, Managing Partner, Senior Portfolio Manager has managed the portion of the Fund's assets allocated to PENN Capital since 2015. Mr. Silva has been with PENN Capital for 12 years and has approximately 12 years of industry experience.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-006-0100

                                  THE KP FUNDS

                        SUPPLEMENT DATED MARCH 17, 2015
                           TO THE CURRENTLY EFFECTIVE
                               PROSPECTUS FOR THE
 KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH
   2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP RETIREMENT PATH 2050
      FUND, KP RETIREMENT PATH 2055 FUND, AND KP RETIREMENT PATH 2060 FUND
                                 (THE "FUNDS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On February 9, 2015, the Board of Trustees of The KP Funds approved (i) a new investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Funds, and Aristotle Capital Boston, LLC ("Aristotle Boston") and (ii) a new investment sub-advisory agreement between Callan and PENN Capital Management Company, Inc. ("PENN Capital"), each with respect to the KP Small Cap Equity Fund. Each of the Funds may invest in the KP Small Cap Equity Fund. Aristotle and PENN Capital will serve as sub-advisers to the KP Small Cap Equity Fund effective on or about March 31, 2015 (the "Effective Date").

Therefore, effective on the Effective Date, the Prospectus is amended by adding the following after the fourth paragraph on page 104: ACTIVE SMALL CAP CORE:
Aristotle Capital Boston, LLC ("Aristotle Boston") manages the portion of the fund's assets allocated to the Active Small Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of January 31, 2015, the market capitalization of companies included in the Russell 2000 Index ranged from $16 million to $10.584 billion. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, Aristotle Boston will seek to invest the Sub-strategy's assets in the common stock of companies with market capitalization between $200 million and $2 billion that Aristotle Boston believes have the potential for appreciation and that appear to be trading below their intrinsic value. Typically, Aristotle Boston will target a holdings range for the Sub-strategy between 80 and 120 companies.

Aristotle Boston generally focuses on bottom-up fundamental analysis with a long-term perspective in an attempt to identify companies showing what Aristotle Boston believes to be a high probability of improving their future rate of growth and profitability. Security selection is integral to Aristotle Boston's portfolio management process. Potential business investment candidates are initially screened to possess a market capitalization between $200 million and $2 billion at time of purchase. The Aristotle Boston investment team then utilizes quantitative screens to narrow down the universe for in-depth analysis utilizing Aristotle Boston's proprietary research process.

The majority of the research process is concerned with qualitative bottom-up analysis on an individual company basis. A core component of the research process is a focus on due diligence meetings with a variety of subjects each year. These include meetings with current investments, potential candidates, potential investment targets, peers, competitors, suppliers, customers, industry conferences, on-site visits and channel checks. The Sub-strategy targets companies where Aristotle Boston's investment team believes there is a significant discount between current security share price and the intrinsic value for the business over a projected period of time. As part of this process, the investment team looks at a company's historic absolute valuation range, as well as its valuation relative to the broader market and relative to a peer group.

Aristotle Boston considers selling a security when it has appreciated to its predetermined sell target, with no significant fundamental changes that would warrant sell target adjustment; when fundamentals have deteriorated and hence the stock no longer offers attractive upside; and/or when the investment team has identified a more favorable investment opportunity, whose risk-reward ratio is compelling enough to more than offset the transaction costs required to implement the change.

ACTIVE MICRO CAP CORE: PENN Capital Management Company, Inc. ("PENN Capital") manages the portion of the fund's assets allocated to the Active Micro Cap Core Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell Microcap Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell Microcap Index is a free float-adjusted capitalization-weighted index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index, plus the next 1,000 smallest eligible securities by market cap. As of January 31, 2015, the market capitalization of companies included in the Russell Microcap Index ranged from $1 million to $3.47 billion. The Russell Microcap Index is reconstituted annually.

Under normal circumstances, PENN Capital will seek to invest the Sub-strategy's assets principally in the common stock of micro capitalization companies, which PENN Capital defines either as (a) companies with a market capitalization of $1 billion or less, or (b) companies whose market capitalization is equal to or less than the market capitalization of the largest company in the Russell Microcap Index, whichever is greater.

PENN Capital generally intends to invest in up to 150 securities identified by its fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include enterprise value to cash flow (which takes into account the entire capital structure of a company and is used to help determine the private market value assumption of a company), price relative to free cash flow, price to earnings, price to book, total return potential, assessing the balance sheet, and valuation of hidden assets. Qualitative measures include evaluation of management, identification of market leaders within industries, identification of near term catalysts for appreciation, and due-diligence research regarding customers, competitors, suppliers and industry experts.

PENN Capital may sell securities for a variety of reasons, such as when a security's price target has been achieved, its relative value can no longer be confirmed, the reason it was purchased was never realized, a negative change in the industry or fundamentals of its issuer occurs or is expected to occur, its liquidity outlook weakens or there is a change in the issuer's management, among other reasons.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-007-0100

                                  THE KP FUNDS

                        SUPPLEMENT DATED MARCH 17, 2015
                           TO THE CURRENTLY EFFECTIVE
              STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE
KP SMALL CAP EQUITY FUND, KP RETIREMENT PATH 2015 FUND, KP RETIREMENT PATH 2020 FUND, KP RETIREMENT PATH 2025 FUND, KP RETIREMENT PATH 2030 FUND, KP RETIREMENT
 PATH 2035 FUND, KP RETIREMENT PATH 2040 FUND, KP RETIREMENT PATH 2045 FUND, KP RETIREMENT PATH 2050 FUND, KP RETIREMENT PATH 2055 FUND, AND KP RETIREMENT PATH
                                   2060 FUND
                   (EACH A "FUND" AND TOGETHER, THE "FUNDS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

On February 9, 2015, the Board of Trustees of The KP Funds approved (i) a new investment sub-advisory agreement between Callan Associates, Inc. ("Callan"), the investment adviser of the Funds, and Aristotle Capital Boston, LLC ("Aristotle Boston") and (ii) a new investment sub-advisory agreement between Callan and PENN Capital Management Company, Inc. ("PENN Capital"), each with respect to the KP Small Cap Equity Fund. Aristotle and PENN Capital will serve as sub-advisers to the KP Small Cap Equity Fund effective on or about March 31, 2015 (the "Effective Date").

Therefore, effective on the Effective Date, the SAI is amended as follows:

1. THE FOLLOWING IS ADDED AFTER THE FIRST PARAGRAPH UNDER THE SUB-HEADING "THE SUB-ADVISERS." ON PAGE S-39:

ARISTOTLE CAPITAL BOSTON, LLC - Aristotle Capital Boston, LLC ("Aristotle Boston"), located at 125 Summer Street, Suite 1220, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Aristotle Boston is owned by its employees and companies associated with Richard Hollander, the Chairman of its Board, and Howard Gleicher, managing partners of Aristotle Capital Management, LLC, an affiliated company. As of January 31, 2015, Aristotle Boston had approximately $1.3 billion in assets under management.

2.   THE FOLLOWING IS ADDED AFTER THE SIXTH FULL PARAGRAPH ON PAGE S-40:

PENN CAPITAL MANAGEMENT COMPANY, INC. ("PENN Capital"), located at Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Founded in 1987, PENN Capital is 100% employee owned. As of January 31, 2015, PENN Capital had approximately $7.3 billion in assets under management.

3. THE FOLLOWING IS ADDED IMMEDIATELY BEFORE THE SUB-HEADING "CASTLEARK" ON PAGE S-43:

ARISTOTLE  BOSTON

COMPENSATION. Aristotle Boston's investment professionals are compensated with salaries and an annual discretionary bonus that reflects their contribution to company objectives. The bonus allocation is determined by firm profitability. In addition to salary and bonus, firm equity owners, including David Adams and John
(Jack) McPherson, also receive their share of profits on a regular basis.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                    DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
David Adams                                          None
--------------------------------------------------------------------------------
John (Jack) McPhereson                               None
--------------------------------------------------------------------------------

(1)     Valuation  Date  is  January  31,  2015

Other Accounts. As of January 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED
                     INVESTMENT COMPANIES                         OTHER POOLED
                     (EXCLUDING THE FUND)                     INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
NAME           ACCOUNTS           (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
David Adams       0                    $0                  2                 $121.73                26                $1,173.40
               ---------------------------------------------------------------------------------------------------------------------
                  0                    $0                  1*                 $114.6                 1*                  $195.9
------------------------------------------------------------------------------------------------------------------------------------
John (Jack)       0                    $0                  2                 $121.73                26                $1,173.40
McPherson      ---------------------------------------------------------------------------------------------------------------------
                  0                    $0                  1*                 $114.6                 1*                  $195.9
------------------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest could arise in connection with Aristotle Boston's side-by-side management of separately managed accounts and mutual fund assets. These conflicts may arise through trade allocation and through security selection. Aristotle Boston seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

Aristotle Boston has a trade aggregation policy (block trade) for client portfolios if Aristotle Boston feels that clients are better served by such aggregation (i.e., best execution) and where clients have not provided directed brokerage instruction. When trades are block traded, Aristotle Boston also has a trade allocation policy, namely a pro rata allocation policy for any aggregated order which is not completely filled.

Aristotle Boston does receive performance-based fees. Differing fee arrangements may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Aristotle Boston has procedures, such as blocking trades and allocating at average price, which are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

Aristotle Boston manages client accounts within their respective strategies, given account restrictions and/or constraints and implements trade rotation procedures to ensure that no accounts take preference over other accounts in the allocation of trades.

4. THE FOLLOWING IS ADDED IMMEDIATELY BEFORE THE SUB-HEADING "PAYDEN & RYGEL" ON PAGE S-52:

PENN CAPITAL

Compensation. PENN Capital incentivizes its employees with compensation packages that include salary, cash bonuses directly correlated to individual performance and the overall success of the firm and equity ownership/profit participation or the potential for equity ownership/profit participation.

PENN Capital's portfolio managers are eligible to earn up to 100% and 130%, respectively, of their base salary in annual bonus. The cash pay-out schedule is 40%, 30% and 30% in years 1, 2, and 3 respectively. The deferred portion of the bonus is invested in PENN Capital's products.

The allocations of the bonus pool are based on a scoring system that takes into consideration the following points: attribution of covered names; database updates (quality and quantity); new ideas; management calls; conference calls; investment style performance; leadership of style; and contribution to discussions in meetings and recommendations made by team members. The weighting of these points will vary depending on the specific responsibilities and seniority of the individual. The allocations are ultimately determined by PENN Capital's executive committee.

Ownership of Fund Shares. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                    DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
Richard  A.  Hocker     None
--------------------------------------------------------------------------------
J.  Paulo  Silva     None
--------------------------------------------------------------------------------

(1)  Valuation Date is January 31, 2015

Other Accounts. As of January 31, 2015, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED
                     INVESTMENT COMPANIES                         OTHER POOLED
                     (EXCLUDING THE FUND)                     INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
NAME           ACCOUNTS           (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Richard A.        5                  $475.39              13                 $756.54                195              $6,022.94
Hocker         ---------------------------------------------------------------------------------------------------------------------
                  0                       $0               3*                 $42.56                  6*               $372.28
------------------------------------------------------------------------------------------------------------------------------------
J. Paulo Silva    5                  $475.39              13                 $756.54                195              $6,022.94
               ---------------------------------------------------------------------------------------------------------------------
                  0                       $0               3*                 $42.56                  6*               $372.28
------------------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise when PENN Capital's portfolio managers have day-to-day management responsibilities with respect to one or more other funds or accounts in addition to the Fund.

PENN Capital has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for PENN Capital and the individuals that it employs. For example, PENN Capital seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. PENN Capital has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who manages multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to focus on the investment opportunities for each of those accounts as fully as might be the case if he or she were to devote attention to a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a single fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which could affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of PENN Capital's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-008-0100